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                                                                   EXHIBIT 10.25


                          PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into as of this 20th day of February, 1997, by and between PARK PLACE GENERAL PARTNERSHIP, a Washington general partnership (hereinafter "Seller") and BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (hereinafter "Buyer").

                             R  E  C  I  T  A  L  S

     WHEREAS, Seller owns real property, consisting of approximately 7.55 acres, situated in the State of Washington, County of Spokane, 511 S. Park Road, Spokane, Washington 99212, upon which an one hundred and seventeen (117) unit independent living retirement facility and the personal property used in conjunction therewith is located, which real property, improvements thereon and personal property are operated by Seller under the name Park Place Independent Living Retirement Facility;

     WHEREAS, Park Place II, L.L.C., a Washington limited liability company, ("Park Place II") owns real property, consisting of approximately 4.59 acres, adjacent to Seller's property, and located at 601 S. Park Road, Spokane, Washington 99212, upon which an eighty-three (83) unit assisted living retirement facility and other improvements thereon is located, and which is operated by Park Place II under the name Park Place II Assisted Living and Special Care Facility, which Park Place II and Buyer have entered into a Purchase and Sale Agreement executed on even date herewith;

     WHEREAS, Park Place II Assisted Living and Special Care Facility and Park Place Independent Living Retirement Facility, together, are operated by Seller and Park Place under the name Park Place Retirement Community;

     WHEREAS, Seller has agreed to sell to Buyer all of Seller's right, title and interest in the real property and all improvements constructed or situated thereon, together with all of Seller's tangible and intangible personal property used in the operation of the Seller's business conducted upon the real property (including, but not limited to, all trademarks, permits and licenses), and Buyer has agreed to purchase same from Seller subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises specified in this Agreement, and for other good and valuable consideration, Buyer and Seller agree as follows:

                                   ARTICLE 1.
                               PURCHASE AND SALE

     1.01 Purchase and Sale.   Subject to the terms and conditions of this
Agreement, Seller agrees to sell, convey and transfer to Buyer, and Buyer agrees to purchase from Seller, at Closing, all of Seller's right, title and interests in and to the following assets owned by
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Seller and used in connection with the ownership or operation of the Park Place
Independent Living Retirement Facility.

          (A) All of the land situated in the State of Washington, County of Spokane, 511 S. Park Road, Spokane, Washington 99212, legally described on attached Exhibit "1.01(A)," consisting of approximately 7.55 acres, together with any and all improvements located on such land, and all of the rights, privileges, easements and appurtenances belonging or appertaining to such land and improvements, including any right, title and interest in and to streets, alleys and rights-of-way adjacent to such land (such land and improvements and all such rights, privileges, easements and appurtenances are collectively referred to herein as the "Real Property").

          (B) All tangible or intangible personal property or interest therein now or hereafter owned or held by Seller in connection with the Real Property (or any portion thereof) or in connection with the ownership, operation, management or use thereof, except for personal property specifically excluded pursuant to the terms of this Agreement, including, but not limited to: (1) any trade style or trade names used in connection with the Real Property, including but not limited to the names Park Place Independent Living Retirement Facility and Park Place Retirement Community;
     (2) any and all contract rights and other agreements or leases affecting the Real Property; (3) all plans and specifications or other construction drawings of any type in Seller's possession or control prepared in connection with the construction of any improvements or proposed improvements; (4) all current assignable contracts, guaranties and warranties (including guaranties and warranties pertaining to the acquisition of the Real Property, or any parcel thereof by Seller), licenses and other permits, approvals, authorizations, certificates, permissions, no action letters and similar assurances issues by any private person or persons or by any governmental or quasi-governmental authority or authorities relating to the Real Property, or any portion thereof, or the ownership, operation, management or use thereof; (5) all site plans, surveys, soil and substrata studies, water studies, environmental studies, architectural renderings, engineering plans, and other plans, diagrams, or studies of any kind relating to the Real Property, or any portion thereof; and (6) all furniture, inventory, books and records, equipment, machinery, tools, appliances, kitchen equipment, dishes and utensils and any and all other tangible or intangible property on the Real Property, or used in connection with the ownership and operation of the Real Property and/or the operation of Seller's business on the Real Property (all of the foregoing are hereinafter collectively called the "Personal Property."

The assets and property interests of Seller described in Section 1.01(A) and 1.01(B) being sold pursuant hereto shall collectively be referred to as the "Assets."

     1.02 Excluded Assets.   The parties hereto agree and acknowledge that
Seller is not transferring the following Assets to Buyer: (1) the existing checking account with Wells Fargo Bank, Account No. 4159 659929, for revenues, deposits and expenses paid, any petty cash or utility deposits or interest on utility deposits or reserves, relating to the Assets being

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sold pursuant hereto or the operation by Seller of the Park Place II Assisted
Living and Special Care Facility prior to the Closing Date, (2) the money market account existing with Wells Fargo Bank, Account No. 6428 305379 for security deposits, and (3) a HUD loan Reserve Account existing with Wells Fargo Bank, Account No. 6428 305387.

     1.03 Contingency.   The purchase and sale of the Assets referred to herein
shall be conditioned upon the simultaneous closing of the purchase and sale of the Assets owned by Park Place II (hereinafter "Park Place II Assets") referred to in that certain Purchase and Sale Agreement between Park Place II and Buyer dated as of the date hereof (hereinafter the "PPII Agreement"). A "Seller Default" by Park Place II under the PPII Agreement shall automatically be a Seller Default by Seller under this Agreement. A "Buyer Default" by Buyer under the PPII Agreement shall automatically be a Buyer Default under this Agreement. In the event that Buyer terminates the PPII Agreement in accordance with its terms, this Agreement shall automatically terminate and the Earnest Money (as defined below) shall be returned to Buyer, except in the event such termination was the result of a Buyer Default. In the event Park Place II terminates the PPII Agreement in accordance with its terms, this Agreement shall automatically terminate and Buyer shall have no rights or remedies against Seller except in the event such termination was a result of a Seller Default.


                                   ARTICLE 2.
                                 PURCHASE PRICE

     2.01 Purchase Price.   Subject to the remaining terms and conditions of
this Agreement, Seller agrees to sell and Buyer agrees to purchase the Assets for a total purchase price (the "Purchase Price") of Six Million, Five Hundred Thousand Dollars ($6,500,000.00), subject to adjustments and prorations in accordance with this Agreement. Seller and Buyer shall agree on an allocation of the Purchase Price among the Real Property and the Personal Property on or before Closing.

     2.02 Earnest Money.   Buyer has deposited in an escrow account with First
American Title, Spokane, Washington, which will provide title insurance for the project ("Title Company"), the sum of Twenty-Two Thousand, Six Hundred, Forty-Eight and 08/100 Dollars ($22,648.08) in cash as initial earnest money (the "Initial Earnest Money"). Simultaneously with the execution of this Agreement by Buyer, Buyer shall deposit an additional Ninety Thousand, Five Hundred, Ninety-Two and 33/100 Dollars ($90,592.33) in cash as additional earnest money (the "Additional Earnest Money") which shall be applied to the purchase price of the Assets herein upon Closing. The Initial Earnest Money and the Additional Earnest Money, together with all accrued interest thereon, is referred to herein as the "Earnest Money." The Initial Earnest Money along with the Additional Earnest Money shall be invested by the title company in a money market fund or in such other investment instrument or account designated by Buyer. Upon successful completion of the Feasibility Period as provided in Section 2.03 herein without Buyer terminating this Agreement, the Initial Earnest Money and the Additional Earnest Money shall be nonrefundable and payable to Seller in the event Buyer fails to complete the purchase of

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the Assets in accordance with the terms and conditions of this Agreement because of a Buyer Default. The Initial Earnest Money and the Additional Earnest Money shall be held by the Company and applied to the purchase price at Closing.

     2.03 Feasibility Period.   The feasibility period ("Feasibility Period"),
during which the Buyer shall conduct its due diligence with respect to the Assets to be acquired by it under this Agreement, shall run from the date of this Agreement through the periods specified in Exhibit "2.03" hereto. Seller and Buyer acknowledge that the length of the Feasibility Period differs with respect to each outstanding issue or item (an "Item") detailed in Exhibit "2.03."

     During the Feasibility Period, Buyer shall have the right to physically inspect the condition of the Assets, to review the books and records maintained for the Assets, to conduct various tests with respect to the Real Property at the sole cost of Buyer, including, but not limited to, soil tests and environmental and hazardous and toxic waste tests and to otherwise determine the feasibility (economic or otherwise) of the acquisition, ownership and development of the Assets. At any time during the Feasibility Period with respect to any Item in question specified in Exhibit "2.03" for the period of time specified in Exhibit "2.03", Buyer, in Buyer's sole and absolute discretion, may, upon written notice to Seller, terminate this Agreement if Buyer is not satisfied with the results of its due diligence investigations and/or the materials delivered to Buyer relating to such Item, in which event, the Earnest Money shall be returned to Buyer and all of the rights, duties and obligations of the parties hereto shall immediately terminate, and this Agreement shall be null, void and of no further force or effect. Regardless of whether or not Buyer terminates this Agreement during the Feasibility Period, Buyer shall provide Seller with copies of any reports, tests, inspections and surveys with respect to the Real Property, including but not limited to, soil tests and environmental and hazardous toxic waste tests, and any other tests and reports and inspections which Buyer may have conducted during the Feasibility Period, subject to the limitations contained in Section 15.07 below. Seller shall reasonably cooperate with Buyer and Buyer's agents, employees and representatives in connection with Buyer's inspections, tests, surveys and studies of the Assets. Buyer shall complete all of Buyer's due diligence relating to each Item, prior to the expiration of the Feasibility Period relating to each such Item. Upon the expiration of the specific time period for the specific Items set forth in Exhibit "2.03" without Buyer terminating this Agreement, Buyer may no longer terminate this Agreement because of Buyer's dissatisfaction relating to the specific Item in question.

     In Exhibit "2.03", Buyer has set forth specific Items and the time needed to review and approve each Item, which Exhibit "2.03" shall serve to extend the Feasibility Period for the specific Items set forth therein for the time periods set forth therein. If Buyer, in Buyer's sole and absolute discretion, is not satisfied with the resolution of the specific Items set forth in Exhibit "2.03," within the time period set forth in Exhibit "2.03," Buyer shall then have the right, in Buyer's sole and absolute discretion, to terminate this Agreement at any time on or prior to the expiration date of the specific time period for the outstanding Item, and Buyer shall be refunded the Earnest Money. Buyer shall not otherwise terminate the Agreement with respect to any Item, except for its dissatisfaction, in its sole and absolute discretion, with a specific Item during the specific time period set forth in Exhibit "2.03."

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Once the specific time period has expired for a specific Item, Buyer may not terminate this Agreement and request a refund of the Earnest Money because of Buyer's dissatisfaction with such Item. In the event of a Buyer Default (as defined in Section 17.02 below) of any terms of this Agreement, the Earnest Money shall be non-refundable to Buyer and payable to Seller as described in
Section 17.02 below.

     2.04 Manner of Payment of Purchase Price.   The Purchase Price shall be
paid by Buyer to Seller in cash at Closing either by wire transfer funds or by cashier's or certified check.

     2.05 Liability Assumption.   In addition to the payment of the Purchase
Price, at the date of Closing, Buyer shall assume and agree to pay and/or perform in a timely manner and discharge as they come due, subsequent to Closing the following liabilities and obligations of Seller:

          (A) the obligations of Seller accruing after the date of Closing under the Leases described in Exhibit "2.05(A)" hereto (the "Leases"); and

          (B) the obligations of Seller accruing after the date of Closing under the Contracts described in Exhibit "2.05(B)" hereto (the "Contracts").

     Buyer shall not assume Contracts described in Exhibit "2.05(C)" hereto which shall be terminated by Seller prior to Closing (the "Nonassigned Contracts"). At Closing, Seller shall indemnify and hold harmless Buyer for obligations under the (i) foregoing Leases and Contracts that accrued prior to Closing and (ii) the foregoing Nonassigned Contracts that accrue prior to and/or after Closing. At Closing, Buyer shall indemnify and hold harmless Seller for obligations under the Leases and Contracts that accrue subsequent to Closing.


                                   ARTICLE 3.
                          PRORATIONS AND BROKERAGE FEE

     3.01 Buyer and Seller agree to prorate the following items, in cash or other immediately available funds, on a daily basis, as of the Closing Date:

          (A) all real property taxes relating to the Assets (in the event the actual amount of all real property taxes are not known at Closing, such taxes shall be prorated on the basis 1997 budgeted assumptions submitted in the 1997 budget prepared by S.L. Start and Associates, and included in correspondence dated January 21, 1997 from Dee McGonigle on behalf of Seller to Buyer (the "1997 Budget") and shall be reprorated after Closing when the final amounts are known, and any such reproration payment shall be due within ten (10) days after written demand from the party owed such amount;

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          (B) All personal property taxes relating to the Personal Property became a lien one (1) year prior to when the personal property tax is normally payable, and Seller shall pay for the personal property taxes for 1996 normally payable in the year 1997 and personal property taxes normally payable in year 1998 for calendar year 1997 will be prorated between the parties;

          (C) all costs and expenses of pre-paid services and inventory which accrue to Buyer's benefit after Closing and amounts owed for services and inventory which benefitted Seller prior to Closing and are to be paid by Buyer after Closing;

          (D) rents and other sums due under the Leases set forth in Exhibit "2.05(A)" hereto;

          (E) obligations due under Contracts set forth in Exhibit "2.05(B)" hereto;

          (F) advance payments by residents or tenants for future services not yet rendered as of the Closing;

          (G) payments for licenses with Department of Health, including Boarding Home fee and food service fee to the extent any such payments accrue to Buyer's benefit after Closing, it being understood that Buyer is not taking an assignment of such permits and any such proration shall only benefit Seller to the extent Buyer pays less for such new licenses than Buyer would have otherwise paid.

     3.02 Brokerage Fee. Seller and Buyer have agreed to a "referral fee" due and payable to Gulf/Atlantic Valuation Services. Each party shall be responsible for the payment of their own portion of said fee agreement outside of Closing. Each fee agreement with Gulf/Atlantic Valuation Services is negotiated through separate agreement. Each party shall be responsible for any other brokerage fees or commissions which such party incurs as a result of this transaction.

     3.03 Security Deposits. At Closing, Seller shall either pay to Buyer, or Buyer shall be entitled to a credit against the Purchase Price equal to, all security deposits and other amounts paid by residents or tenants which are refundable to such residents or tenants (the "Security Deposits"). The Security Deposits shall not include accrued interest on the Security Deposits earned by Seller to the extent such interest does not have to be paid to any tenants or residents.


                                   ARTICLE 4.
              REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

     4.01.  Seller's Covenants.   Between the date of the execution of this
Agreement and the date of the Closing, Seller shall:

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          (A) keep and perform all of the obligations to be performed by the
     Seller under each and every agreement, permit, license and approval relating to or affecting the Assets, including without limitation the Leases listed in Exhibit "2.05(A)" attached hereto, the Contracts listed in Exhibit "2.05(B)" attached hereto and the Nonassigned Contracts listed in Exhibit "2.05(c)" attached hereto;

          (B) not enter into, execute, extend, renew, terminate or modify any lease, easement, license or any other agreement relating to or affecting the Assets without, in each case, Buyer's prior written consent and approval, other than residency agreements on Seller's standard form without material modifications, and at rates equal to or greater than Seller's current scheduled rates as depicted on Exhibit "4.01(B)" attached hereto. Copies of such residency agreements shall be delivered by Seller to Buyer within five (5) days after being signed (but in no event later than Closing);

          (C) effectuate, at Seller's own expense, all necessary maintenance, repair, and replacements required to maintain the Assets in good condition and repair;

          (D) not convey or remove from the Assets or any portion thereof any of the Personal Property located on the Assets; and

          (E) cooperate with Buyer in obtaining all permits, licenses and approvals described in this Agreement, and take all actions reasonably requested by Buyer in connection therewith.

          (F) not mortgage, hypothecate or further encumber the Assets or any portion thereof or permit any liens on the Assets or any portion thereof to arise by operation of law, except that Seller may mortgage (the "Seller Deed of Trust") the Real Property to a current partner in Seller in connection with the acquisitions of such partnership interests in Seller provided that the aggregate amount of all sums secured by all liens, mortgages and other encumbrances on the Assets does not exceed ninety percent (90%) of the Purchase Price.

          (G) remedy, at Seller's own expense, all violations of laws, ordinances, orders or other requirements relating to the ownership, construction, development and operation of the Assets which have been or may be imposed by any governmental authority having jurisdiction over, or affecting, all or any part of the Assets prior to the date of the Closing; provided, however, that if such remedy would cost in excess of Fifty Thousand Dollars ($50,000.00), Seller shall notify Buyer that Seller elects not to pay such amounts in excess of FiftyThousand Dollars ($50,000.00), and Buyer shall have ten (10) days after such notification to elect to either (i) terminate this Agreement, in which case the Earnest Money shall be returned to Purchaser or (ii) pay such amounts in excess of Fifty Thousand Dollars ($50,000.00), and in the event Buyer does not make a timely election, Buyer shall be deemed to have selected item (i) above.

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     4.02 Representations and Warranties.

          (A) In order to induce Buyer to enter into this Agreement, Seller represents and warrants to Buyer that on the date hereof and on the date of the Closing:

               (1) Seller has all the necessary and requisite authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the persons executing this Agreement and all other documents required to consummate the transactions contemplated hereby on behalf of Seller are duly authorized to execute this Agreement and such other documents on behalf of Seller.

               (2) Seller is a general partnership duly formed and validly existing under the laws of the state of Washington;

               (3) Seller is a "United States person," as defined by Internal Revenue Code Section 1445 and Section 7701.

               (4) The execution of this Agreement by Seller does not, and the performance by Seller of the transactions contemplated by this Agreement will not, violate or constitute a breach of its partnership agreement and any amendments thereto, or any partners' resolution of Seller or any contract, permit, license, order or decree to which Seller is a party or by which Seller or its assets are bound.

               (5) Seller has good, marketable and indefeasible fee simple title to the Real Property, subject only to the matters disclosed in the preliminary title report referred to in Section 8.01 of this Agreement and the Seller Deed of Trust (and any related note) to be recorded prior to Closing, and Seller will deliver to Buyer at Closing, a statutory warranty deed, conveying good, marketable and insurable title to the Real Property free and clear of all liens, pledges, and encumbrances, except for the "Permitted Exceptions" described in Exhibit "6.02" attached hereto.


               (6) No party, person or entity is in possession of the Assets or any portion thereof, and, no party, person or entity has any interest in the Assets, or any portion thereof, except for (i) lessees under the Leases referred to in Exhibit "2.05.A", (ii) Seller, (iii) the matters disclosed in the Title Commitment and (iv) the Seller Deed of Trust (and any related note) to be recorded prior to Closing.

               (7) To the best of Seller's knowledge, the Assets and the operation thereof are not in violation of any applicable federal or state law, or any ordinance, order or regulation of any governmental or quasi-governmental

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          agency having jurisdiction over the Assets.  No proceedings of any type (including condemnation or similar proceedings) have been instituted or to the knowledge of the Seller are pending or contemplated against the Real Property or any part thereof or the Assets or any portion thereof.

               (8) To the best of Seller's knowledge, there are no unrecorded liens or encumbrances (including, but not limited to, liens relating to environmental matters) against the Assets or any portion thereof.

               (9) Seller has not been notified of, nor billed for, any special assessments of any nature with respect to the Real Property or any portion thereof, nor has the Seller received any written notice of, nor has the Seller knowledge of, any such special assessment being contemplated.

               (10) To the best of Seller's knowledge, true, correct and complete copies of the Leases, the Contracts and the Nonassigned Contracts listed in Exhibits "2.05(A)", "2.05(B)" and "2.05(C)", together with all amendments thereto and modifications thereof, have been delivered to Buyer or will be delivered to Buyer within the time period provided in this Agreement, and all subsequent amendments or modifications to any such contract or lease shall be promptly delivered to Buyer.

               (11) There are no outstanding contracts or commitments made by Seller for any work or materials in connection with the Assets which have not been, or will not be, on or before the date of the Closing, fully paid for on a timely basis and except for the Leases and Contracts to be assigned to Buyer pursuant to this Agreement, there are no leases, contracts, commitments or agreements which will bind Buyer or the Assets from and after Closing.

               (12) No person or entity has any right or option to acquire all or any portion of the Assets, other than Buyer pursuant to this Agreement.

               (13) To the best of Seller's knowledge, there currently exist no events of default by Seller, or events which with passage of time or notice or both would constitute events of default by Seller, under the terms and provisions of any leases or any other contracts or agreements, with respect to the Assets to which Seller is a party, or to Seller's best knowledge, by any other party thereto.

               (14) Seller has no employees employed in connection with the operation of the Assets, other than the employees listed on Exhibit "11.02(C)" of this Agreement.

               (15) Seller holds, and at all times through the Closing will hold, good, valid and marketable title to the Personal Property, free and clear of any liens, encumbrances or adverse claims, except the liens set forth in Exhibit

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          "4.02(A)(15)" attached hereto, and Seller has and at all time through the Closing will have, the right and authority to convey or assign to Buyer all of the Personal Property.

               (16) To the best of Seller's knowledge, there are no violations by Seller, or to the best of Seller's knowledge, by any other person or entity, of any restrictive covenants or other matters affecting the Real Property.

               (17) Seller has not been notified of any litigation or governmental proceeding (including, without limitation, any eminent domain proceeding) affecting the assets or any portion thereof, and to Seller's best knowledge, no such litigation or proceeding is pending, threatened, contemplated or exists.

               (18) All the books and records maintained for the Assets by Seller or Seller's agents, employees or representatives are located at Seller's office at W. 25 Nora, Spokane, Washington 99210.

               (19) Seller does not now owe and will not owe any taxes or any penalties or interest thereon pursuant to any governmental law, statute or regulation for which Buyer is or will be obligated to or liable for a withholding of funds from the Purchase Price pursuant to any so called "bulk sales" law or other applicable law, state or regulation.

               (20) Except as set forth in the the Underground Storage Tank Permanent Closure/Change-In-Service Checklist prepared by Industrial Tank dated April 10, 1992, (a) Seller has not generated, treated, stored or disposed of Hazardous Materials (as defined below) in, under or upon the Real Property (above or below ground), or any portion thereof, or used any Hazardous Materials in or on the Assets, or any portion thereof, in violation of any Environmental Laws; (b) to the best of Seller's knowledge, no prior owner and no prior or current occupant generated, treated, stored or disposed of such Hazardous Materials in, under or upon the Real Property, or used any Hazardous Materials in or on the Assets, or any portion thereof, in violation of any Environmental Laws; (c) to the best of Seller's knowledge, no Hazardous Materials are present in, under or upon the Real Property, or any portion thereof; (d) to the best of Seller's knowledge, the Assets and the use and operation of the Assets are not in violation of any Environmental Laws (as defined below); (e) to the best of Seller's knowledge, no portion of the Real Property has ever been used as a sanitary landfill or dump; (f) to the best of Seller's knowledge, no underground storage tank or tanks are located on or under the Real Property; and (g) to the best of Seller's knowledge, no Hazardous Materials or underground storage tanks are present in, under or upon any parcel of property adjacent to the Real Property.

               (21) To the best of Seller's knowledge, no portion of the Real Property is a wetland designated by the United States Army Corp of

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          Engineers or other federal, state or local body or agency having jurisdiction over the Assets, or any portion thereof.

               (22) To the best of Seller's knowledge and except as otherwise disclosed in writing to Buyer on or before February 21, 1997, there are no user or other fees being assessed relating to the aquifer protection area.

               (23) To the best of Seller's knowledge, no portion of the Assets contains any building materials containing asbestos or manufactured from asbestos.

               (24) The Real Property is adequately served by all necessary utilities including, without limitations, storm water systems, sanitary sewer, water, electricity, telephone, gas, cable, television and other utility services necessary to operate the Park Place Independent Living Retirement Facility. No assessments are currently due in said utilities.

               (25) Seller has not used the services of any broker or finder in connection with the transactions contemplated hereby, except for the referral fee to Gulf/Atlantic Valuation referred to in Section 3.02. If any such fees or commissions are claimed or payable as a result of Seller's claimed action or inaction, such shall be Seller's sole responsibility. Seller shall indemnify, defend, and hold Buyer harmless from and against any and all losses, damages, costs and claims suffered or incurred by Buyer as a result or by reason of any claim by any person or entity having dealt with Seller for any brokerage commission or finder's or referral fee except as provided herein.

          (B) In the event at any time prior to Closing Seller learns or has reason to believe that any of the aforesaid representations and warranties is no longer true or valid, Seller shall immediately notify Buyer in writing and therein specify the factors rendering, or likely to render, such representations or warranties untrue or invalid. All representations and warranties of Seller contained in this Section 4.02, or elsewhere in this Agreement, shall be deemed remade as of the date of Closing.

     4.03 Environmental Indemnity.   Seller hereby agrees to indemnify, defend
and hold the Buyer harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims incurred or suffered by or asserted against Buyer arising from or related to Seller's breach of any Environmental Law on or with respect to the operation of Seller's business on the Real Property, or any of the warranties and representations stated in Paragraphs, 4.02(A)(20) and 4.02 (A)(23) hereof. For purposes of this Agreement, "Hazardous Material" means and includes any waste material or other substance defined as hazardous in 42 U.S.C. Sec. 9601(14), or any related or applicable federal, state or local statute, law, regulation or ordinance, pollutants or contaminants (as defined in 42 U.S.C. (S) 9601(33), petroleum (including crude oil or any fraction thereof), any form of natural or synthetic gas, sludge (as defined in 42 U.S.C. (S) 6903(26A), radioactive substances, hazardous waste (as defined in 42 U.S.C. (S) 6903(27)) and any other hazardous wastes, hazardous substances, contaminants or pollutants as defined or described in any of the Environmental Laws. As used in this Agreement, "Environmental Laws" means all federal, state and local environmental laws, and any rule or regulation promulgated thereunder, and any order, standard, interim regulation, moratorium, policy or guideline of or pertaining to any federal, state or local government, department or agency including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Occupational Safety and Health Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Maine Protection, Research, and Sanctuaries Act, the National Environmental Policy Act, the Noise Control Act, the Safe Drinking Water Act, the Resource Conservation and Recovery Act ("RCRA"), as amended, the Hazardous Material Transportation Act, the Refuse Act, the Uranium Mill Tailings Radiation Control Act and the Atomic Energy Act and regulations of the Nuclear Regulatory Agency, and all state and local environmental laws and regulations. The indemnification hereunder shall include and benefit Buyer , all subsidiaries and affiliates of Buyer and any nominee or assignee of Buyer taking title to the Assets at Closing.


                                   ARTICLE 5.
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

     5.01 Buyer's Covenants. Buyer shall apply, within five (5) Business Days after the date this Agreement is fully executed and a copy has been delivered to both parties, for all permits, licenses and approvals necessary to operate Park Place Retirement Community.

     5.02 Buyer's Representations and Warranties.

     (A) In order to induce Seller to enter this Agreement, Buyer represents, warrants and covenants to Seller that on the date hereof and on the date of
Closing:

     (1) Organization.   Buyer is a corporation duly organized, validly existing
and in good standing under the laws of the state of Delaware, has received all necessary approval and authority to own its property and to carry on its business as is now owned and operated by it. Buyer has the requisite corporate authority to carry on business in the State of Washington.

     (2) Authority.   The Board of Directors of Buyer has duly approved the
agreements contemplated herein in accordance with Buyer's Articles of Incorporation and Bylaws. The execution, delivery and performance hereof by Buyer has been duly authorized by all necessary corporate actions of Buyer and its Board of Directors.

     (3) Operating Permits and Licenses.   Buyer will use good faith efforts to
obtain prior to Closing all licenses and permits necessary to own and operate the Assets and carry on the acquired business of the Park Place Retirement Community. Buyer shall timely make

(within five (5) Business Days after the date this Agreement is fully executed and a copy has been delivered to both parties) and diligently proceed in good faith to complete all applications necessary to operate Park Place Retirement Community, including without limitations the transfer of the Department of Health Boarding Home License from Seller to Buyer. Provided Buyer has timely made such application and diligently pursued such permit or license, a failure of the State of Washington or any applicable agency of the State of Washington to issue and/or transfer all such licenses and permits shall not be a Purchaser Default under this Agreement.

     (4) Payment of Liabilities Assumed.   Buyer shall pay and discharge all the
liabilities and obligations of Seller assumed by Buyer hereunder to include, without limitation, the Leases and Contracts listed in Exhibits "2.05(A)" and "2.05(B)," when and as the same shall become due and payable or dischargeable.

     (5) Payment of Washington Sales and Use Tax. Buyer covenants and agrees to pay any and all Washington state sales and use taxes, arising by virtue of the sale of the Assets by Seller to Buyer.

     (6) Inspection. Buyer has inspected all tangible property of the acquired business and, except as otherwise provided in this Agreement, such tangible property is in a condition, as of the date of such inspection by Buyer, acceptable to Buyer.

     (7) Broker Fees.   Buyer has not used the services of any broker or finder
in connection with the transactions contemplated hereby, except for the referral fee to Gulf/Atlantic Valuation referred to in Section 3.02. If any such fees or commissions are claimed or payable as a result of Buyer's claimed action or inaction, such shall be Buyer's sole responsibility. Buyer shall indemnify, defend, and hold Seller harmless from and against any and all losses, damages, costs and claims suffered or incurred by Seller as a result or by reason of any claim by any person or entity having dealt with Buyer for any brokerage commission or finder's or referral fee except as provided herein.

     (8) No Litigation.   To the best of Buyer's knowledge there are no suits,
claims or actions, whether legal, administrative, arbitration or other proceeding, or governmental investigations pending, or to Buyer's knowledge threatened, as of February 18, 1997, which if determined adversely to Buyer would in Buyer's estimation result in a judgment against Buyer in excess of $100,000.00.

     (9) Solvency.   As of the date of this Agreement Buyer's assets at a fair
valuation exceed the amount of all of Buyer's debts at a fair valuation, and Buyer is able to pay all of its debts (including trade debts and contingent liabilities) as they become due, and that no transaction contemplated hereby shall constitute preferential or fraudulent transfers within the meaning of 11 U.S.C. (S)(S) 547 or 548 and under (S)(S) 19.40 and 23.72 of the Revised Code of Washington.

     (10) Accuracy of Representations and Warranties.   Buyer's representations
and warranties set forth in this Agreement are true, accurate and correct.

     B. In the event at any time prior to Closing, Buyer learns or has reason to believe that any of the aforesaid representations and warranties is no longer true or valid, Buyer shall immediately notify Seller in writing, and therein specify the factors rendering or likely to render such representations or warranties untrue or invalid. All representations and warranties of Buyer contained in this Section 5.02 or elsewhere in this Agreement shall be deemed remade as of the date of Closing.



                                   ARTICLE 6.
                            TITLE AND SURVEY MATTERS

     6.01 Uniform Commercial Code Search.   Seller shall order a Uniform
Commercial Code security interest search under the name of Seller, as debtor. Such searches shall be done both at the office of the local place for filing and at the central place of filing in the state of Washington. Seller shall provide Buyer with the results of all such searches at least ten (10) days prior to the original expiration date of the Feasibility Period.

     6.02 Issuance of Title Policy.   At the Closing Seller shall cause the
Title Company to issue to Buyer an Owner's Policy of Title Insurance (the "Title Policy") with extended coverage and with the following endorsements (i) 3.01 Zoning Endorsement with parking and sign coverage, (ii) access endorsement,
(iii) contiguity endorsement insuring that the Real Property is contiguous with the "Real Property" under the PPII Agreement and (iii) such other endorsements as Buyer may reasonably request, and Seller reasonably approves, on or before the expiration of the Feasibility Period as it relates to the Survey and title exception documents (the "Title Review Period"), at Seller's cost and expense in the full amount of the Purchase Price insuring good, marketable and insurable fee simple title in Buyer of the Real Property, subject only to the Permitted Exceptions described on Exhibit "6.02" attached hereto. In the event that Buyer requests any additional title endorsements during the Title Review Period which Seller refuses to include in the Title Policy, Buyer shall have the right within seven (7) days of any such rejection in writing by Seller to either withdraw its request for such endorsements, agree to pay for such endorsements itself, or terminate this Agreement, in which case the Earnest Money shall be returned to Buyer.

     6.03 Commitment, Searches and Survey.   Not later than ten (10) days prior
to the expiration of the Feasibility Period, Seller, at Seller's sole cost and expense, shall deliver or cause to be delivered to Buyer, in form and substance reasonably satisfactory to Buyer, six (6) copies of an ALTA-ACSM Class A "as-built" survey ("Survey") (including field notes) with respect to the Real Property, dated and certified as of a date subsequent to the date of this Agreement, prepared by a Public Surveyor registered by the state of Washington, setting forth the legal description of the Real Property, showing the location of any improvements, and showing the size and location of all easements, encroachments and encumbrances listed on the title commitment (identifying each by volume and page reference or recording number if applicable), reciting the exact area of the Real Property in acres and square feet, reciting the exact area of each easement, encroachment and encumbrance, showing no portion of the Real Property situated in an area designated by the U.S. Secretary of Housing and Urban Development (or by any other governmental or quasi-governmental agency or authority having jurisdiction over the Real Property) as a flood plain, special flood hazard area or general hazard area, showing all visible utility lines upon the Real Property, and indicating such other information reasonably requested by Buyer in writing prior to the expiration of the Feasibility Period. The Survey shall meet the accuracy requirements of an ALTA-ACSM Class A survey, and contain a certificate specifically addressed to Buyer, the Title Company and any other party or parties designated by Buyer reading as follows:

          "The undersigned does hereby certify that (i) this survey was this day made upon the ground of the property reflected hereon, for the benefit of and reliance by Seller, Buyer, the Title Company and all other parties listed above; (ii) the description contained hereon is correct; (iii) the property and each parcel thereof has access to and from a dedicated roadway as shown hereon; (iv) except as shown hereon, there are no discrepancies, conflicts, shortages in area, encroachments, improvements, overlapping of improvements, setback lines, easements, or roadways; (v) the total acreage and the gross square footage and the square footage net of any portion of the property lying within public roadways shown hereon are correct; (vi) none of the property lies within the 100-year flood plain or any special flood hazard area or general hazard area as designated by any governmental agency; and (vii) this survey satisfies the accuracy requirements of an ALTA-ACSM Class A "as-built" survey."

     The Survey must be satisfactory to the Title Company so as to permit it to issue extended coverage on the Title Policy at Closing.


                                   ARTICLE 7.
                    ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

     7.01 Accounts Receivable.   Buyer agrees that the accounts receivable owned
by Seller as of the Closing Date for rent and services rendered prior to Closing are not being transferred or sold hereunder, and that from the Closing Date forward Seller will be entitled to receive payment of the same. Buyer shall remit to Seller within ten (10) days following the end of each month, following the Closing, all payments received by Buyer, for the prior month, on the accounts receivable owned by Seller. Buyer will prepare a schedule of Seller's accounts receivable showing all payments received thereon within ten (10) days after the last day of each month, which schedule shall be subject to approval by Seller, which approval shall not be unreasonably withheld or delayed. Seller acknowledges and agrees that Buyer is not quaranteeing, collection of, nor will Buyer be obligated to expend any sums to collect, any accounts receivable owed to Seller. In the event any amounts are received from tenants or residents which are not sufficient to bring such tenant's or resident's accounts current, such amounts shall first be applied against the accounts receivable payable to Seller.

     7.02 Accounts Payable.   Seller agrees to timely pay and satisfy in full
all amounts due for products, goods, supplies, inventory and services received or performed at the Park

Place Independent Living Retirement Facility prior to the Closing Date. Buyer agrees to timely pay and satisfy in full all amounts (i) accruing after the Closing under the Contracts being assumed by Buyer and (ii) due for products, goods, supplies, inventory and services received or performed in the ordinary course of business after the Closing Date at the Park Place Independent Living Retirement Facility pursuant to a schedule to be prepared by Seller and approved by Buyer in Buyer's reasonable discretion prior to Closing (it being agreed to by the parties that such schedule may include general estimates of the amounts in question which do not have to be specified to the exact dollar). Such schedule shall be revised and reconciled by the parties after the Closing from time to time to reflect the actual amounts owed.


                                   ARTICLE 8.
                     DELIVERY OF DOCUMENTS PRIOR TO CLOSING

     8.01 Seller's Deliveries. Seller has delivered prior to the execution of this Agreement the following:

          (A) the results of the Uniform Commercial Code search and tax searches on Seller, as debtor, in the state of Washington and County of Spokane;

          (B)  the preliminary title report;

          (C) copies of all contracts, agreements, instruments or arrangements described in Exhibits "2.05(A)", "2.05(B)" and "2.05(C)";

          (D) a preliminary schedule of Seller's accounts receivable;

          (E) a list of all of Seller's present employees of Park Place Retirement Community and their titles, job descriptions, rates of pay, bonuses earned, length of employment and vacation and sick pay earned and accrued;

          (F) copies of financial statements on the operation of the Park Place Independent Living Retirement Facility for the immediately preceding two
     (2) fiscal years;

          (G) a copy of each survey, environmental report and appraisal, in the possession of Seller and which relate to the Assets or the Park Place Independent Living Retirement Facility; and

          (H) a schedule setting forth the name of each resident or tenant and the applicable rental charged, and copies of all current Leases.

     8.02 Buyer's Deliveries. Within five (5) days from the date hereof Buyer shall deliver to Seller:

          (A) the Certificate of Secretary or Assistant Secretary of Buyer, with attached resolutions authorizing the transaction, and authorizing one or more of the officers of Buyer to execute and deliver the Agreement; and

          (B) the Buyer's most recent Financial Statements for 1995 and 1996.


                                   ARTICLE 9.
                   CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

     The obligations of Buyer under this Agreement are subject to the satisfaction, at or before the Closing, of all conditions set out in this
Article 9. In the event all of the conditions contained in this Article 9 are not satisfied by Closing other than because of a Buyer Default, Buyer may terminate this Agreement and the Earnest Money shall be returned to Buyer. Buyer may waive, in writing, any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies under
Section 17.01 of this Agreement, if Seller shall be in default of any of its representations, warranties or covenants under this Agreement or any term or provision of this Agreement, unless such waiver is a waiver of such default.

     9.01 Representations, Warranties and Covenants True at Closing. The covenants, representations and warranties of Seller to Buyer contained in this Agreement shall be true and correct on the date of this Agreement and at the date of Closing with the same force and effect as if such covenants, representations and warranties were made at such time.

     9.02 Authorization. All actions required to be taken by Seller to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Seller.

     9.02 Compliance with Agreement. Seller shall have performed and complied in all material respects with Seller's obligations under this Agreement which are to be performed or complied with by Seller prior to or at the Closing.

     9.03 Actions, Suits, and Proceedings.   No actions, suits or proceedings
before any court, or any government body or authority pertaining to the Assets, the operation of the Park Place Independent Living and Retirement Facility, the transaction contemplated by this Agreement or to its consummation thereof shall have been instituted or threatened on or before the Closing Date.

     9.04 Authority and Approvals. Buyer shall have obtained all licenses, permits, certificates, approvals and other authorizations from the appropriate governmental agencies that are necessary to operate the Park Place Retirement Community as a retirement apartment facility, including but not limited to the DSHS Medicaid Contract. In the event State of Washington and/or other applicable authorities does not issue by the time of Closing all such licenses and permits which are necessary to own and operate the assets and carry out the business of Park Place Retirement Community, and Buyer has timely made all such applications and diligently pursued obtaining such licenses and permits, Buyer may terminate this Agreement, the Earnest Money shall be returned to Buyer, and this Agreement shall be null and void.

     9.05 Uniform Commercial Code Lien Searches. The Buyer shall have received, at least five (5) days prior to Closing, certified copies of Uniform Commercial Code lien searches and tax and judgment lien searches, all dated no earlier than ten (10) days prior to Closing. In the event such lien searches reveal the existence of security interests or liens held by anyone in the subject Assets of this Agreement, such security interests or liens shall be terminated at or prior to Closing and Buyer shall be furnished with evidence of termination of the security interests.

     9.06 Simultaneous Closing. The purchase and sale of the Park Place II Assets referred to in that certain Purchase and Sale Agreement between Park Place II and Buyer dated as of the date hereof shall close simultaneously with the Closing of the purchase and sale of the Assets hereto.


                                  ARTICLE 10.
                   CONDITIONS TO SELLER'S OBLIGATION TO CLOSE

     The obligations of Seller under this Agreement are subject to the satisfaction, at or before the Closing, of all of the conditions set out in this
Article 10. In the event all of the conditions contained in this Article 10 are not satisfied by Closing other than because of a Seller Default, Seller may terminate this Agreement. Seller may waive any or all of the conditions in whole or in part without prior notice; provided, however, that no such waiver of a conditions shall constitute a waiver by Seller of any of its other rights or remediesunder Section 17.02 of this Agreement, if Buyer shall be in default of any of its representations, warranties or covenants or any other provision of this Agreement, unless such waiver is a waiver of such default.

     10.01 Representations, Warranties and Covenants True at Closing. The covenants, representations and warranties of the Buyer to the Seller contained in this Agreement shall be true and correct at the date of Closing with the same force and effect as if such covenants, representations and warranties were made at such time.

     10.02 Authorization. All actions required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Buyer.

     10.03 Compliance with Agreement. Buyer shall have performed and complied in all material respects with all obligations under this Agreement which are to be performed or complied with prior to or at the Closing.

     10.04 Actions, Suits and Proceedings Against Buyer. No action, suit or proceeding against Buyer, before any court or any government body or authority, pertaining to the transaction contemplated by this Agreement and to its consummation, shall have been instituted or threatened on or before the Closing Date against Buyer which has the effect of materially adversely affecting Buyer's ability to perform its obligations under this Agreement.

     10.05 Simultaneous Closing. The purchase and sale of the Park Place Assets referred to in that certain Purchase and Sale Agreement between Park Place General Partnership and Buyer dated as of the date hereof shall close simultaneously with the Closing of the purchase and sale of the Assets hereto.

     10.06 Authority and Approvals. Buyer shall have obtained all licenses, permits, certificates, approvals and other authorizations from the appropriate governmental agencies that are necessary to operate the Park Place Retirement Community as a retirement apartment facility, including but not limited to the DSHS Medicaid Contract.


                                  ARTICLE 11.
                            CLOSING AND POST CLOSING

     11.01 Closing. Subject to the satisfaction of all conditions precedent to Closing, Provided that (i) all conditions to Buyer's obligation to Close under this Agreement have been satisfied or waived in writing by Buyer and (ii) all conditions to Seller's obligation to Close under this Agreement have been satisfied or waived in writing by Buyer, the Closing shall be held on or before February 28, 1997 ("Closing Date"), unless another date is mutually agreed to by Seller and Buyer. Buyer shall have the right to extend The Closing Date upon written notice to Seller at any time prior to February 28, 1997 for a period of thirty-one (31) days. Such extension shall not affect the condition or designation of the Earnest Money. In no event shall the Closing Date extend beyond March 31, 1997, except to the extent of any delays caused by a breach by Seller of its obligations under this Agreement.

          At the Closing the parties will execute and deliver all documents (hereinafter collectively referred to as the "Closing Documents"), duly witnessed and acknowledged where appropriate, necessary to consummate the transaction contemplated by this Agreement pursuant to the terms of this Agreement.

     11.02 Seller's Deliveries at Closing. At the Closing Seller shall deliver or cause to be delivered to Buyer or as directed by Buyer, in form and substance reasonably acceptable to Buyer:

          (A) a schedule of all resident and tenant deposits, Entrance Fee liabilities, all security deposits, cleaning fees and similar deposits and fees held by Seller and paid to Seller under the Leases, excluding interest earned on such amounts to the extent not required to be paid to the party entitled to the return of each such deposit. Seller shall pay such deposits listed upon the schedule to Buyer at Closing;

           (B) all resident or tenant records and the original copies of all Leases and Contracts, relating to the operation of the Park Place Independent Living Retirement Facility (Buyer shall also have the right to copy at Buyer's expense, all operational and accounting records relating to the facility);

          (C) a schedule of (i) names, titles and job descriptions, (ii) amount of current compensation due, (iii) earned vacation pay, holiday pay and FICA and unemployment taxes thereunder, (iv) accrued vacation and sick pay,
     (v) seniority, (vi) bonuses, (vii) current compensation levels of all employees at the Park Place II Assisted Living and Special Care Facility on the Closing Date, which Schedule will be attached hereto as Exhibit "11.02(C)." Seller shall, on or before twenty (20) days after the Closing Date, pay to the respective employees, in cash, the amount of the items shown in subparagraphs (ii) and (iii) the accrued vacation pay described in clause (iv) above and the accrued bonuses under clause (vi) above;

          (D) a final schedule of Seller's accounts receivables as of the date of Closing as required by Section 7.01 hereof;

          (E) a notice executed by Seller and acceptable to Buyer, addressed to each tenant, resident, supplier, contract party and purveyor of Seller and/or the Park Place Independent Living Retirement Facility informing them of the sale of the Assets and business to Buyer as of the Closing Date and directing such party to make all future payments due under said documents to Buyer and to direct all further communication to Buyer at such address as Buyer shall designate in such notice (which notices shall be sent by Buyer to the relevant addresses within five (5) days after Closing);

          (F) possession of the Park Place Independent Living Retirement Facility and the Assets, all keys, pass cards, master keys, access and emergency codes and all other similar property and/or information;

          (G) an executed and notarized statutory warranty deed conveying the Real Property to Buyer in a form mutually agreed to by the parties in their reasonable discretion;

          (H) an executed bill of sale for the Assets in a form mutually agreed to by the parties in their reasonable discretion;

          (I) an executed Assignment of Contracts and Leases in a form mutually agreed to by the parties in their reasonable discretion;

          (J) an executed Assignment assigning all Intangibles, if any, included in the Assets to Buyer;

          (K) the Title Policy;

          (L) the required documents terminating all security interest in the Assets.

          (M) all certificates of title to all vehicles and other items of personal property which are evidenced by a certificate of title; and

          (N) such other items or documentation as Title Company or Buyer may reasonably request in order to consummate the transactions contemplated by this Agreement.

     11.03  Buyer's Deliveries to Seller.   At Closing Buyer shall deliver, or
cause to be delivered, to Seller:

          (A) the Purchase Price, as adjusted by all credits and prorations as determined under this Agreement, payable in cash or immediately available wire transferred funds; and

          (B) an Assumption Agreement of the Leases described in Exhibit "2.05(A)" hereto and the Contracts described in Exhibit "2.05(B)" hereto in a form mutually agreed to by the parties in their reasonable discretion.

     11.04 Prorations. On the Closing Date, the parties shall deliver pro rated monies as described in Article 3, Section 11.05 and Section 11.06 herein.

     11.05  Buyer's Closing Costs.   At Closing Buyer shall pay the following
costs:

          (A) one half (1/2) of any Closing or escrow fees charged;

          (B) one-half (1/2) of recording costs; and

          (C) one-half (1/2) of the costs of the Uniform Commercial Code search.

     11.06  Seller's Closing Costs.   At Closing Seller shall pay the following
costs:

          (A) one half (1/2) of any Closing or escrow fees charged;

          (B) one-half (1/2) of recording costs;

          (C) one-half (1/2) of the costs of the Uniform Commercial Code search; and

          (D)  the real estate excise tax.

     11.07 Utility Services. Seller shall cause all utility meters to be read prior to Closing and Seller shall be liable for all resulting final bills. The utility services shall be switched to Buyer's name effective on the Closing Date.


                                  ARTICLE 12.
                                INDEMNIFICATIONS

     12.01  Indemnification by Seller.   Seller shall indemnify and hold Buyer
harmless from any and all liabilities, obligations, judgments, demands, damages, causes of action, claims, costs and expenses, including reasonable attorneys' fees, arising from (i) the breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement, (ii) any violation of Environmental Laws and any contamination from Hazardous Materials on the Real Property caused by Seller arising out of the ownership or operation of the Assets prior to the Closing Date and (iii) any event arising from the ownership and operation of the Assets on or before the Closing Date except to the extent Buyer is liable for any such events pursuant to the terms of this Agreement.

     12.02  Indemnification by Buyer.   Buyer shall indemnify and hold Seller
harmless from any and all liabilities, obligations, judgments, demands, damages, causes of action, claims, costs and expenses, including reasonable attorneys' fees, arising from (i) the breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement, (ii) any violation of Environmental Laws and any contamination from Hazardous Materials on the Real Property caused by Buyer arising out of the ownership or operation of the Assets by Buyer after the Closing Date and (iii) any event arising from the ownership and operation of the Assets by Buyer on or after the Closing Date except to the extent (a) arising from occurrences prior to the Closing Date or (b) Seller is liable for any such events pursuant to the terms of this Agreement.


                                  ARTICLE 13.
             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     In the event, at any time prior to Closing, a party learns that any of said representations, warranties and covenants are no longer true or valid, the party shall immediately notify the other party in writing and therein specify the factors rendering such representations, warranties or covenants untrue or invalid.

     The parties hereby acknowledge that the covenants, representations and warranties of each set forth herein were relied upon by the others and without such representations, covenants and warranties each such other party would not have executed this Agreement nor completed the transaction. Such representations, covenants and warranties of the parties contained in this Agreement and/or certificates or documents submitted pursuant to or in connection with the transaction herein contemplated by one party to the other shall not merge on Closing but shall survive the confirmation of the Closing of the transaction and, not withstanding such Closing and regardless of any investigation on behalf of that party with respect thereto, shall continue in full force and effect after Closing.

                                  ARTICLE 14.
                                DAMAGE TO ASSETS

     If prior to the Closing Date, all or any portion of the Assets are damaged, destroyed or rendered inoperative (collectively the "Damage") by fire, natural elements, or other causes beyond Seller's control, Seller shall immediately notify Purchaser of such Damage and the following procedures shall apply:

          (A) if the Damage is not Material (hereinafter defined) or the damage is material but Buyer elects not to terminate this Agreement, Buyer shall proceed to close and purchase the Assets as diminished by such Damage, subject to a reduction in the Purchase Price equal to the full estimated cost of repairing and/or replacing the Damage agreed to by Seller and Buyer in their reasonable discretion;

          (B) if the Damage is Material, then Buyer may terminate and cancel the purchase of the Assets, the Earnest Money shall be returned to Buyer and neither party hereto shall have any further rights against or obligations to the other under this Agreement; and

          (C) for the purposes of this paragraph, Damage shall be deemed to be "Material" if the cost of repairing such Damage equals or exceeds One Hundred Thousand and 00/100 Dollars ($100,000.00).


                                  ARTICLE 15.
                                 MISCELLANEOUS

     15.01  Notices.   Any notice required or permitted herein or by applicable
law shall be deemed properly given:  (i) when personally delivered to Maker;
(ii) three (3) days following the date sent by United States Mail, certified or registered, postage prepaid, return receipt requested; or (iii) one (1) business day following the date sent by Federal Express or overnight United States Mail or other national overnight carrier, and addressed in each such case as set forth below:

          if to Seller:  Park Place General Partnership
                         104 S. Division
                         Spokane, WA 99202
                         Attn:  John M. Stone

          if to Buyer:   Brookdale Living Communities, Inc
                         c/o The Prime Group, Inc.
                         77 West Wacker Drive, Suite 3900
                         Chicago, IL 60601
                         Attn:  Mark J. Schulte
            with a copy to:  The Prime Group, Inc.
                             77 West Wacker Drive, Suite 3900
                             Chicago, IL 60601
                             Attn:  Robert J. Rudnik

     15.02 Headings. The headings in this Agreement are intended solely for convenience or reference, and shall be given no effect in the construction or interpretation of this Agreement.

     15.03 Binding Effect. This Agreement and the terms, covenants, benefits and duties set forth herein shall inure to the benefit of and be binding upon the parties, and the heirs, successors, legal representatives and assigns of each of the parties.

     15.04 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement.

     15.05 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

     15.06 Incorporation of Recitals. The recitals are incorporated in the body of this Agreement as if set forth at length.

     15.07 Time of the Essence and Delivery of Documents. It is acknowledged by both Seller and Buyer that time is of the essence with respect to all matters relating to this transaction, including, but not limited to, the timely submittal of all reports and information relating to the property to Buyer by Seller. Seller shall be entitled to copies of the results of due diligence studies, reports and findings to the extent Buyer is legally able to release such information and except as provided on Exhibit "15.07" attached hereto. Copies of due diligence will be provided to Seller as the information at the conclusion of due diligence. Seller agrees to hold said materials in confidence until such time, if ever, when negotiations for an agreement or a close have been irrevocably terminated.

     15.08 Exhibits. The exhibits attached hereto and all post-exhibits attached hereafter, together with all documents incorporated by reference therein, form an integral part of this Agreement and are hereby incorporated into this Agreement wherever reference is made to them to the same extent as if they were set out in full at the point at which such reference is made. To the extent that any of the Exhibits attached hereto provide that the final form of such Exhibit is to be attached by the parties, then Seller and Buyer shall diligently proceed in good faith and in their reasonably discretions to finalize such Exhibits by the relevant date set forth in each such Exhibit. The parties may incorporate such final Exhibits into the body of this Agreement by either executing a formal amendment or amendments to this Agreement or by both parties initialling each such Exhibit and attaching it to this Agreement without a formal amendment.

     15.09 Attorney Fees Recoverable. In the event any suit or action is instituted to enforce or interpret any of the terms of this Agreement, including any action or participation in or in connection with a case or proceeding under any Chapter of the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover such sum as the court may adjudge reasonable for a recovery of attorney fees and court costs incurred in such suit, action or proceeding or any appeal from any judgment, order or decree entered therein. The attorneys fees and court costs recoverable under this Section 15.09 are in addition to, and not subject to, the limitations on damages referred to in
Section 17.01 and 17.02 below.

     15.10 Further Assurances, Additional Documents and Acts. Each of the parties hereto agrees that it will at any time and from time to time, do, execute, acknowledge and deliver or shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may reasonably be required by the other parties hereto in order to carry out fully and effectuate the transactions herein contemplated by this Agreement.

                                   ARTICLE 16
                                  CONDEMNATION

     In the event between the date of this Agreement and the date of the Closing, Seller receives written notice that any condemnation or eminent domain proceedings are threatened or initiated which might result in the taking of any part of the Real Property, Buyer may:

     A. terminate this Agreement, in which event, the Earnest Money shall promptly be returned to Buyer and all rights and obligations of the parties hereunder shall cease; or

     B. consummate the transactions contemplated by this Agreement, in which event Seller shall assign to Buyer all of Seller's right, title and interest in and to any award made in connection with such condemnation or eminent domain proceedings.

     Seller shall immediately notify Buyer in writing of the occurrence of any threat or commencement of condemnation or eminent domain proceedings. Buyer shall then notify Seller within fifteen (15) days after the date of Buyer's receipt of Seller's notice of such condemnation or eminent domain threat proceedings whether Purchaser elects to exercise its right under Subsection A or B of this Section. In the event Purchaser receives written notice of the Casualty or threat or occurrence of such condemnation or eminent domain proceedings within fifteen (15) days of the date of Closing, and Purchaser elects to consummate the transactions contemplated by this Agreement within the time period provided above, the date of the Closing shall be adjusted accordingly.

                                  ARTICLE 17.
                             DEFAULTS AND REMEDIES

     17.01 If Seller should breach any of its representations, warranties, covenants or agreements contained in this Agreement or in any other agreement, instrument, certificate or other document between Seller and Buyer, or from Seller to Buyer, delivered pursuant to this Agreement, and such breach is not cured within fifteen (15) days after written notice from Buyer to Seller of such breach, or if a "Seller Default" has occurred under the the PPII Agreement (in any case, a "Seller Default"), and such Seller Default is not caused by a Buyer Default, Buyer may as its sole and exclusive remedy under this Agreement, at law and in equity, (1) cancel this Agreement and receive the prompt return of the Earnest Money, and collect monetary damages from Seller in an amount equal to One Hundred Thirteen Thousand Two Hundred Forty Dollars and 41/100 ($113,240.41) as full and final liquidated damages (except as otherwise provided in Section
15.09 above), Buyer and Seller hereby acknowledging that, in the event of Sellers failure to consummate the sale contemplated hereby, actual damages suffered by Buyer would be difficult and/or inconvenient to determine or ascertain; or (2) enforce specific performance of this Agreement. In the event that Buyer elects to enforce specific performance of this Agreement as provided in clause (2) above, Buyer shall have the right, at any time prior to the time the Assets are actually conveyed to Buyer, to change such election and instead proceed under clause (1) above. Such change in election by Buyer shall not make Seller a "prevailing party" under Section 15.09 above in connection with any litigation or other proceeding relating to specific performance, but the court shall instead look to whether Buyer is ultimately the prevailing party in enforcing its rights under clause (1) above.

     17.02 If Buyer should breach any of its representations, warranties, covenants or agreements contained in this Agreement or in any other agreement, instrument, certificate or other document between Seller and Buyer, or from Buyer to Seller, delivered pursuant to this Agreement, and such failure is not cured within fifteen (15) days after a written notice from Seller to Buyer of such failure or if a "Buyer Default" has occurred under the PPG Agreement (in any case a "Buyer Default"), and such Buyer Default is not caused by a Seller Default, Seller, as Seller's sole and exclusive remedy under this Agreement, at law and in equity, may upon written notice to Buyer, terminate this Agreement and receive the Earnest Money, as full and final liquidated damages (except as otherwise provided in Section 15.09 above), Buyer and Seller hereby acknowledging that, in the event of Buyer's failure to consummate the sale contemplated hereby, actual damages suffered by Seller would be difficult and/or inconvenient to determine or ascertain; and, thereafter, there shall be no further liability hereunder on the part of either party or the other party.


                                  ARTICLE 18.
                                     VENUE

     This Agreement shall be construed and enforced according to the laws of the State of Washington. Any suit or action in regard to or arising out of the terms or conditions of this Agreement shall be litigated in the State Court situated in the City of Spokane, County of Spokane, State of Washington or the United States Federal District Court for the District of Eastern Washington and each party hereto, individually and jointly, hereby submits their person to the jurisdiction of said court. Venue for any action shall be in the

City of Spokane, Spokane County, State of Washington. Each party hereto expressly waives, to the fully extent it may effectively do so under applicable law, any objection it may at anytime have: (i) the laying of venue in any action or proceeding in any such forum; and (ii) further irrevocably waives any claim that any such forum is inconvenient forum. Nothing contained herein shall present Buyer from removing any action brought in any State or local Court to Federal Court.


                                  ARTICLE 19.
                               ACCESS TO RECORDS

     Recognizing that Seller may from time to time require access to books, records, data or other information delivered to Buyer, Buyer agrees that as often as Seller may reasonably request, Buyer will permit Seller's employees and agents reasonable access to the records during the normal business hours for the purpose of reviewing, photocopying or making compilation of or from any of the Seller's books, records, data or other information delivered by Seller to Buyer pursuant to the terms of this Agreement.


                                  ARTICLE 20.
                                    ESCROW

     This agreement shall constitute escrow instructions to the Title Company herein named, as well as the agreement of the parties hereto with respect to the purchase of the Assets by Buyer from Seller. Title Company is hereby appointed and designated to act as the escrow Agent and is authorized and instructed to deliver pursuant to the terms of this agreement the documents and monies to be deposited into escrow as hereinafter provided. The parties hereto will executed such supplemental escrow instructions as are customarily used by Title Company, with such changes as the parties may negotiate to reflect the terms of this transaction, which instructions, however, shall be subject to and governed by, and shall not supersede in any way, the provisions of this Agreement.


                                  ARTICLE 21.
                                 ASSIGNABILITY

     Buyer and Seller retain the right to assign all or part of this Agreement for its purpose of achieving a 1031 like kind exchange hereto or in connection herewith, this Agreement shall benefit and be binding upon such assignee to the extent of such assignment notwithstanding the fact that such assignee was not an original party hereto or thereto, but no such assignment by a party shall release such party of its obligations under this Agreement. Each assignee to a party's interest hereunder is entitled to all of the rights and benefits of the party under this Agreement.



                            [Signature Page Follows]

                                  ARTICLE 22.
                        EXECUTION BY FACSIMILE SIGNATURE

     This Agreement may be executed by facsimile signature. An executed copy delivered with facsimile signature shall be deemed an original for all purposes hereof. Each party executing by facsimile signature shall provide an original signed copy to the party entitled thereto within five (5) days of such delivery.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above written.


Seller:                                 Buyer:
PARK PLACE GENERAL                      BROOKDALE LIVING
PARTNERSHIP                             COMMUNITIES, INC.

By Park Place Retirement Community,     By:  /s/ Mark J. Schulte
Inc., a Washington corporation, its        ---------------------------------
general partner
                                        Its:  President/CEO
By: /s/ John M. Stone                       --------------------------------
   --------------------------------
Name: John M. Stone
     ------------------------------
Title: CEO
      -----------------------------



State of   CALIFORNIA  )
                       ) ss.
County of  RIVERSIDE   )

     On this day personally appeared before me JOHN M. STONE, to me known to be the President of Park Place Retirement Community, Inc., the general partner of PARK PLACE GENERAL PARTNERSHIP, the general partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument on behalf of said general partnership.

     GIVEN under my hand and official seal this 20th day of FEBRUARY, 1997.

                                           /s/ Renee M. Williams
                                           -------------------------------------
                                           NOTARY PUBLIC in and for the State of
         [NOTARY PUBLIC STAMP]             CA, residing at: PALM DESERT
                                           Commission expires: AUGUST 19, 1997

State of Illinois      )
                       ) ss.
County of Cook         )

     On this day personally appeared before me Mark J. Schulte, to me known to be the President/CEO of BROOKDALE LIVING COMMUNITIES, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute the said instrument on behalf of said corporation.

     GIVEN under my hand and official seal this 25th day of February, 1997.

                                       /s/ Donna J. Wadzita
                                       -------------------------------------
     [NOTARY PUBLIC STAMP]             NOTARY PUBLIC in and for the State of
                                       Illinois, residing at:
                                       Commission expires: 3/1/01

                                LIST OF EXHIBITS


Exhibit "1.01(A)"      Legal Description of Property

Exhibit "2.03"         Feasibility Period Conditions

Exhibit "2.05(A)"      Leases

Exhibit "2.05(B)"      Contracts

Exhibit "2.05(C)"      Contracts Not Being Assigned

Exhibit "4.01(B)"      Scheduled Lease Rates

Exhibit "4.02(A)(14)"  Liens

Exhibit "6.02"         Permitted Exceptions to Title Commitment

Exhibit "11.02(C)"     Employee Compensation Schedule

Exhibit 15.07          Confidential Buyer Documents

                               EXHIBIT "1.01(A)"

                         Legal Description of Property

Parcel "A" of Short Plat No. SP 1033-95, according to plat recorded in Volume 12 of Short Plats, Page 55, in Spokane County, Washington.

                                 EXHIBIT "2.03"
                         FEASIBILITY PERIOD CONDITIONS


                                              LENGTH OF FEASIBILITY PERIOD
                   ITEM                       RELATING TO SUCH ITEM
------------------------------------------    ----------------------------
1.  Appraisal of Properties                   February 21, 1997

2.  Environmental Reports                     February 28, 1997

3.  Review and Approval of all
    1997 Budget Assumptions                   February 19, 1997


4.  ALTA Survey, Title
    and title exception documents             February 28, 1997

5.  All residential and comm. leases          February 21, 1997

6.  All service/maintenance agrmts.           February 21, 1997

7.  Results of Physical Inspection
    performed by Adams Consulting
    Engineers (ordered)                       February 25, 1997

8.  All actual tax bills (with valuations)
    for previous two years                    February 25, 1997

9.  All employees, job title, description
    and compensation schedules                February 27, 1997

10. All employee policies/procedures          February 27, 1997

11. All payment and payroll information       February 27, 1997

12. Other material to be supplied
    pursuant to the Purchase Agreement        10 Business days from receipt (or
                                              period contained in the Purchase
                                              Agreement)

                               EXHIBIT "2.05(A)"

                                     Leases

                                 To Be Attached
                 by the Parties on or before February 21, 1997

EXHIBIT 2.05(A) Park Place General Partnership Leases
--------------------------------------------------------------------------------
Park Place Rent Roll (IL)
--------------------------------------------------------------------------------

                                  Rental Rates
                          ---------------------------
Apt #   Description       Sq. Ft.    Single    Double    First Name        Last Name     Phone   # Res.    Deposit/
----------------------------------------------------------------------------------------------------------------------
 223    1 bedroom/1 bath    417      $  995    $1,245    Betty             Tillett      891-5028    1
 224    1 bedroom/1 bath    401      $  880    $1,130    Virginia          Libby        891-2571    1
 226    1 bedroom/1 bath    425      $  935    $1,185    Rose              Cannon       921-9437    1
 228    2 bedroom/2 bath    654      $1,365    $1,615    Ruth              Hartzell     891-5958    1
 229    1 bedroom/1 bath    417      $  940    $1,190    Dennis            Pottratz     928-5409    1
 230    1 bedroom/1 bath    426      $  950    $1,200    Yves (Ike)        Mocaer       891-6856    1
 231    2 bedroom/1 bath    633      $1,260    $1,510    Richard           Christensen  891-7845    1
 232    1 bedroom/1 bath    477      $1,070    $1,320    June              Baker        892-1173    1
 233    1 bedroom/1 bath    499      $1,045    $1,295    Maxine            Ball         891-4177    1
 234    1 bedroom/1 bath    477      $1,030    $1,280    Eva               Delmonica    926-1634    1
 241    2 bedroom/2 bath    808      $1,555    $1,805    Vera              Spadafore    891-6417    1
 242    1 bedroom/1 bath    550      $1,155    $1,405    Seva              Ranniger     928-3654    1
 243    2 bedroom/2 bath    808      $1,465    $1,715    Robert            Perry        891-2008    1
 244    1 bedroom/1 bath    550      $1,160    $1,410    Ira & Barbara     Linn         921-6589    2
 301    1 bedroom/1 bath    366      $  805    $1,055    Robert            Sears        924-3168    1
 302    1 bedroom/1 bath    366      $  815    $1,065    James             Kelly        928-1360    1
 303    1 bedroom/1 bath    366      $  805    $1,055    Lillian           Wright       891-6993    1
 304    1 bedroom/1 bath    366      $  815    $1,065    Stephen           Watson       924-6016    1
 305    2 bedroom/1 bath    497      $  970    $1,220    Eleanor           Malley       928-2025    1
 306    2 bedroom/1 bath    497      $1,085    $1,335    Robert & Ruth     Wood         922-4440    2
 307    1 bedroom/1 bath    366      $  825    $1,075    Margaret          Collins      891-9920    1
 308    1 bedroom/1 bath    366      $  805    $1,055    Fran              Mackey       926-3546    1
 309    1 bedroom/1 bath    541      $1,150    $1,400    Harry & Margaret  Wakefield    927-8140    1
 310    1 bedroom/1 bath    366      $  825    $1,075    Mike              Reinhardt    891-8823    1
 311    1 bedroom/1 bath    436      $  940    $1,190    Edna              Nesbitt      926-3541    1
 312    1 bedroom/1 bath    366      $  805    $1,055    Rita              Tavian       927-2593    1
 313    1 bedroom/1 bath    366      $  805    $1,055    Martha            Kirkingburg  926-8264    1
 314    1 bedroom/1 bath    366      $  825    $1,075    Edith             Smith        927-4807    1
 315    2 bedroom/1 bath    497      $1,100    $1,350    Mary              Adams        928-5897    1
 316    2 bedroom/1 bath    497      $1,080    $1,330    Hugh              Stromswold   924-3850    1
 317    1 bedroom/1 bath    366      $  805    $1,055    Linda             Crisp        891-1796    1
*318    1 bedroom/1 bath    497      $1,050    $1,300    Mildred           Rickabaugh                      2/6-5/1
 319    1 bedroom/1 bath    514      $1,075    $1,325    Evelyn            Gilbert      926-2048    1
 320    1 bedroom/1 bath    366      $  770    $1,020    Cora              Balazs                          2/15-2/28
 321    1 bedroom/1 bath    426      $  940    $1,190    Dorothy           Hall                     1
 322    2 bedroom/2 bath    654      $1,330    $1,580    Phyllis           Kelly        928-9117    1
 323    1 bedroom/1 bath    417      $  905    $1,155    Hilda             Hougen       924-8596    1
 324    1 bedroom/1 bath    401      $  890    $1,140    Sophie            Cahill                   1
 325    1 bedroom/1 bath    569      $1,100    $1,350    Lorraine          Garvin       924-0239    1
 326    1 bedroom/1 bath    425      $  920    $1,170    Mary Jane         Pierucci     891-9162    1
 327    1 bedroom/1 bath    569      $1,170    $1,420    Dorrie            Blain        891-0695    1
 328    2 bedroom/2 bath    654      $1,330    $1,580    Ed & Ruth         Harden       891-8791    2
 329    1 bedroom/1 bath    417      $  835    $1,085    Ethel             Anderson                 1      in 1/25
 330    1 bedroom/1 bath    426      $  930    $1,180    Laura             Johnson      891-6070    1
 341    2 bedroom/1 bath    581      $1,005    $1,255    Darrell           Fero         928-4613    1
 342    1 bedroom/1 bath    417      $  910    $1,160    Guest Apt
 343    2 bedroom/1 bath    581      $  960    $1,210    Olga & Willis     Walker       892-0659    2
 344    1 bedroom/1 bath    417      $  800    $1,050    Molly             Erickson     927-1784    1
 345    1 bedroom/1 bath    571      $1,065    $1,315    Jule              Kish         891-2534    1
 401    1 bedroom/1 bath    404      $  925    $1,175    Lucille           Melvin                          1/19-3/15
 402    1 bedroom/1 bath    352      $  740    $  990    Larry             Flanagan     922-5170    1
 403    1 bedroom/1 bath    445      $  955    $1,205    Judy              Triplett     921-1890    1
 404    studio              333      $  745    $  995    Bea               Kolander     891-9299    1
 405    1 bedroom/1 bath    430      $  325              Alfred            Rathbun      891-1987    1

                                                    New Rent                                  Total
Apt #    End of lease    Last City      Last Zip    Eff. Date    Base Rent    B/D    Lunch     Rent    Age
----------------------------------------------------------------------------------------------------------
 223        Oct-95       Spokane        99203       1-Sep-96     $  815       $180    $ 0     $  995   66
 224        Aug-94       Deer Park      99006       1-Jan-97     $  700       $180    $ 0     $  880   68
 226        Mar-97       Spokane                    1-May-96     $  755       $180    $ 0     $  935   88
 228        Aug-94       Mead           99021       1-Jan-97     $1,180       $185    $ 0     $1,365   73
 229        Oct-95       Spokane        99206       1-Jan-97     $  760       $180    $ 0     $  940   80
 230        Aug-94       Pasco          99301       1-Jan-97     $  770       $180    $75     $1,025   74
 231        Apr-95       Hansville      98340       1-Jan-97     $1,080       $180    $ 0     $1,260   75
 232        Feb-97                                  1-Jun-96     $  890       $180    $ 0     $1,070   78
 233        Jan-96       Spokane        99204       1-Jan-97     $  865       $180    $ 0     $1,045   89
 234        Jan-97       Spokane        99206       1-May-96     $  850       $180    $ 0     $1,030   8X
 241        Mar-94       Seattle        98125       1-Jan-97     $1,375       $180    $ 0     $1,555   7X
 242        Apr-95       Spokane        99206       1-Jan-97     $  975       $180    $ 0     $1,155   9X
 243        Dec-93       Port Townsend  98368       1-Jan-97     $1,285       $180    $ 0     $1,465   7X
 244        Oct-94       Richland       99352       1-Jan-97     $1,050       $360    $ 0     $1,410  15X
 301        Oct-92       Spokane        99202       1-Jan-97     $  625       $180    $ 0     $  805   8X
 302        Mar-97       Spokane        99212       1-Mar-96     $  635       $180            $  815   6X
 303        Oct-92       Kent           98064       1-Jan-97     $  625       $180    $ 0     $  805   9X
 304        Feb-97       Spokane        99212       1-Jul-96     $  635       $180    $ 0     $  815   8X
 305        Apr-94       NM             87505       1-Jan-97     $  790       $180    $ 0     $  970   6X
 306        Nov-96       Spokane        99212       1-Jan-97     $  975       $360    $ 0     $1,335  15X
 307        Jun-96       Spokane        99206       1-Jan-97     $  645       $180    $ 0     $  825   7X
 308        Dec-92       Spokane        99202       1-Jan-97     $  625       $180    $ 0     $  805   8X
 309        Nov-96       Deer Park      99006       1-Jan-97     $1,040       $360    $ 0     $1,400  16X
 310        Feb-95       Spokane        99212       1-Jan-97     $  645       $180    $ 0     $  825   8X
 311        Feb-96       Spokane        99212       1-Jan-97     $  760       $180    $ 0     $  940   8X
 312        Jan-96       Spokane        99205       1-Jan-97     $  625       $180    $ 0     $  805   6X
 313        Oct-93       Spokane        99212       1-Jan-97     $  625       $180    $ 0     $  805   9X
 314        Apr-96       Spokane        99205       1-Jan-97     $  645       $180    $ 0     $  825   8X
 315        Jan-96       Spokane        99218       1-Jan-97     $  920       $180    $ 0     $1,100   9X
 316        Apr-97                                  1-Dec-96     $  900       $180    $ 0     $1,080   7X
 317        Feb-96       Pullman        99163       1-Jan-97     $  625       $180    $ 0     $  805   6X
*318                     CA                         1-Jan-97     $  865       $185    $ 0     $1,050
 319        Oct-93       Spokane        99212       1-Jan-97     $  895       $180    $ 0     $1,075   8X
 320                                                1-Jan-97     $  585       $185    $ 0     $  770
 321        Mar-97                                  1-Oct-96     $  760       $180    $ 0     $  940   7X
 322        Oct-92       Spokane        99206       1-Jan-97     $1,150       $180    $ 0     $1,330   8X
 323        Nov-92       Spokane        99206       1-Jan-97     $  725       $180    $ 0     $  905   9X
 324        May-97                                  1-Jul-96     $  710       $180    $ 0     $  890
 325        Oct-95       Spokane        99212       1-Jan-97     $  920       $180    $ 0     $1,100   8X
 326        May-96       Spokane        99223       1-Jan-97     $  740       $180    $ 0     $  920   8X
 327        Nov-92       Spokane        99223       1-Jan-97     $  990       $180    $ 0     $1,170   9X
 328        Mar-95       Sultan         98294       1-Jan-97     $1,220       $360    $ 0     $1,580  16X
 329                                                1-Jan-97     $  655       $180            $  835
 330        Nov-92       Spokane        99205       1-Jan-97     $  750       $180    $ 0     $  930   8X
 341        Jan-97       Spokane        99212       1-Jun-96     $  825       $180    $ 0     $1,005   7X
 342                                                1-Jan-97     $  725       $185    $ 0     $  910
 343        Jan-97       Spokane        99207       1-Jun-96     $  850       $360    $ 0     $1,210  15X
 344        Sep-94       Spokane        99212       1-Jan-97     $  620       $180    $ 0     $  800   7X
 345        Jun-94       NJ              7849       1-Jan-97     $  885       $180    $ 0     $1,065   8X
 401                                                1-Jan-97     $  745       $180            $  925
 402        Mar-94       Spokane        99207       1-Jan-97     $  560       $180    $ 0     $  740   6X
 403        May-96       Spokane        99212       1-Jan-97     $  775       $180    $ 0     $  955   8X
 404        Apr-96       Newman Lk      99025       1-Jan-97     $  565       $180    $ 0     $  745   8X
 405        Oct-92       Spokane        99202       1-Jan-97     $  167       $158    $ 0     $  325   7X

EXHIBIT 2.05(A) Park Place General Partnership Leases
--------------------------------------------------------------------------------
Park Place Rent Roll (IL)
--------------------------------------------------------------------------------

                                  Rental Rates
                          ---------------------------
Apt #   Description       Sq. Ft.    Single    Double    First Name        Last Name     Phone   # Res.    Deposit/
----------------------------------------------------------------------------------------------------------------------
                                                                                                            Move-in
----------------------------------------------------------------------------------------------------------------------
 101    1 bedroom/1 bath    366      $  825    $1,075    Ione              Neal         926-2150    1
----------------------------------------------------------------------------------------------------------------------
 102    1 bedroom/1 bath    336      $  770    $1,020    Walter            Barland      927-9925    1
----------------------------------------------------------------------------------------------------------------------
 103    1 bedroom/1 bath    366      $  835    $1,085    Maxine            Miller       891-8767    1
----------------------------------------------------------------------------------------------------------------------
 104    1 bedroom/1 bath    366      $  820    $1,070    Shirley           Piraino      927-4172    1
----------------------------------------------------------------------------------------------------------------------
 105    2 bedroom/1 bath    497      $1,050    $1,300    Marguerite        Walter       924-8010    1
----------------------------------------------------------------------------------------------------------------------
 106    2 bedroom/1 bath    529      $1,125    $1,375    Vacant
----------------------------------------------------------------------------------------------------------------------
 107    1 bedroom/1 bath    366      $  815    $1,065    Rounsley          Helen        891-9408    1
----------------------------------------------------------------------------------------------------------------------
 108    1 bedroom/1 bath    366      $  740    $  990    Ann               Fox          928-6912    1
----------------------------------------------------------------------------------------------------------------------
 109    1 bedroom/1 bath    541      $1,155    $1,405    Helen             Meyer        924-8751    1
----------------------------------------------------------------------------------------------------------------------
 110    1 bedroom/1 bath    366      $  740    $  990    Nancy             Casey        891-2434    1
----------------------------------------------------------------------------------------------------------------------
 111    1 bedroom/1 bath    366      $  940    $1,190    Vera              Rodman       927-8174    1
----------------------------------------------------------------------------------------------------------------------
 112    1 bedroom/1 bath    366      $  845    $1,095    Mildred           Childers     927-7015    1
----------------------------------------------------------------------------------------------------------------------
 113    1 bedroom/1 bath    366      $  815    $1,065    Mildred           Jennings     921-1025    1
----------------------------------------------------------------------------------------------------------------------
 114    1 bedroom/1 bath    366      $  860    $1,110    Audrey            Conrad       924-3672    1
----------------------------------------------------------------------------------------------------------------------
*115    2 bedroom/1 bath    497      $1,090    $1,340    Vacant
----------------------------------------------------------------------------------------------------------------------
 116    2 bedroom/1 bath    497      $1,000    $1,250    Eva               Elder        926-6874    1
----------------------------------------------------------------------------------------------------------------------
 118    1 bedroom/1 bath    497      $1,050    $1,300    Myrle             Vennum       891-2995    1
----------------------------------------------------------------------------------------------------------------------
 120    1 bedroom/1 bath    366      $  805    $1,055    John              Teraceno     891-0465    1
----------------------------------------------------------------------------------------------------------------------
 121    1 bedroom/1 bath    426      $  950    $1,200    Anna              Noll         924-5467    1
----------------------------------------------------------------------------------------------------------------------
 122    2 bedroom/2 bath    654      $1,275    $1,525    Evelyn            Gordon       922-7996    1
----------------------------------------------------------------------------------------------------------------------
 123    1 bedroom/1 bath    417      $  925    $1,175    Paul              Druesen      921-9389    1
----------------------------------------------------------------------------------------------------------------------
 124    1 bedroom/1 bath    401      $  915    $1,165    Security
----------------------------------------------------------------------------------------------------------------------
 126    1 bedroom/1 bath    425      $  920    $1,170    Eula              Reynolds     927-8816    1
----------------------------------------------------------------------------------------------------------------------
 128    2 bedroom/2 bath    654      $1,350    $1,600    John & Margaret   Foskett      891-9448    2
----------------------------------------------------------------------------------------------------------------------
 129    1 bedroom/1 bath    417      $  900    $1,150    Herb              Winkler      891-7897    1      in 2/11
----------------------------------------------------------------------------------------------------------------------
 130    1 bedroom/1 bath    426      $  930    $1,180    Bevely            Davis        891-1037    1
----------------------------------------------------------------------------------------------------------------------
 131    1 bedroom/1 bath    477      $  930    $1,180    Neil              Wickware                        1/29-3/1
----------------------------------------------------------------------------------------------------------------------
 132    1 bedroom/1 bath    477      $1,015    $1,265    Maurie            Follevaag    891-7961    1
----------------------------------------------------------------------------------------------------------------------
 133    1 bedroom/1 bath    477      $  930    $1,180    John              Cobb         891-9577    1
----------------------------------------------------------------------------------------------------------------------
 134    1 bedroom/1 bath    366      $  325              Ruby              Wheeler      891-1273    1
----------------------------------------------------------------------------------------------------------------------
 135    1 bedroom/1 bath    468      $  900    $1,150    Julia             Mast         891-5150    1
----------------------------------------------------------------------------------------------------------------------
 136    1 bedroom/1 bath    468      $  900    $1,240    Norine            Wise         928-5074    1
----------------------------------------------------------------------------------------------------------------------
 201    1 bedroom/1 bath    366      $  825    $1,075    Irene             Jacobson     921-2267    1
----------------------------------------------------------------------------------------------------------------------
 202    1 bedroom/1 bath    366      $  825    $1,075    John              Morton       921-5857    1
----------------------------------------------------------------------------------------------------------------------
 203    1 bedroom/1 bath    366      $  815    $1,065    Jack              Moore        921-2269    1
----------------------------------------------------------------------------------------------------------------------
 204    1 bedroom/1 bath    366      $  835    $1,085    Donna             Conklin      891-8066    1
----------------------------------------------------------------------------------------------------------------------
 205    2 bedroom/1 bath    497      $1,040    $1,290    Katherine         Blom         928-2571    1
----------------------------------------------------------------------------------------------------------------------
 206    2 bedroom/1 bath    497      $1,025    $1,275    Cassie            Zimmerman    927-1977    1
----------------------------------------------------------------------------------------------------------------------
 207    1 bedroom/1 bath    366      $  805    $1,055    Miriam            Mast         891-1831    1
----------------------------------------------------------------------------------------------------------------------
 208    1 bedroom/1 bath    366      $  790    $1,040    Lavonne           Preston      892-1025    1
----------------------------------------------------------------------------------------------------------------------
 209    1 bedroom/1 bath    541      $1,120    $1,370    Eleanore          Long         926-0084    1
----------------------------------------------------------------------------------------------------------------------
 210    1 bedroom/1 bath    366      $  805    $1,055    Charles           Strain       891-6204    1
----------------------------------------------------------------------------------------------------------------------
 211    1 bedroom/1 bath    436      $  940    $1,190    Herbert & Rhoda   Williams     926-6678    2
----------------------------------------------------------------------------------------------------------------------
 212    1 bedroom/1 bath    366      $  805    $1,055    Doris             Fristoe      927-4759    1
----------------------------------------------------------------------------------------------------------------------
 213    1 bedroom/1 bath    366      $  805    $1,055    Maude             Poffenroth   927-1920    1
----------------------------------------------------------------------------------------------------------------------
 214    1 bedroom/1 bath    366      $  805    $1,055    Sophia            Ellingsen    926-3648    1
----------------------------------------------------------------------------------------------------------------------
 215    2 bedroom/1 bath    497      $1,025    $1,275    Emma              Ford         924-1235    1
----------------------------------------------------------------------------------------------------------------------
 216    2 bedroom/1 bath    497      $1,050    $1,300    Bernie & Dorothy  Schoen       926-6748    2
----------------------------------------------------------------------------------------------------------------------
 217    1 bedroom/1 bath    366      $  815    $1,065    Doris             James        928-4835    1
----------------------------------------------------------------------------------------------------------------------
 218    1 bedroom/1 bath    497      $1,040    $1,290    Helen             Puls         921-9357    1
----------------------------------------------------------------------------------------------------------------------
 219    2 bedroom/2 bath    735      $1,475    $1,725    Frank             Giles        924-2802    1
----------------------------------------------------------------------------------------------------------------------
 220    1 bedroom/1 bath    366      $  740    $  990    Bill              Parks        924-8029    1
----------------------------------------------------------------------------------------------------------------------
 221    1 bedroom/1 bath    426      $  870    $1,120    Ruth              Brown        924-4205    1
----------------------------------------------------------------------------------------------------------------------
 222    2 bedroom/2 bath    654      $1,330    $1,580    Lucille           Uggla        922-1063    1
----------------------------------------------------------------------------------------------------------------------
                                                                                                           2/20/97

                                                    New Rent                                  Total
Apt #    End of lease    Last City      Last Zip    Eff. Date    Base Rent    B/D    Lunch     Rent   Age
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 101        Oct-95       Greenacres     99016       1-Jan-97     $  645       $180    $ 0     $  825   82
---------------------------------------------------------------------------------------------------------
 102        Aug-96       Spokane        99202       1-Jan-97     $  590       $180    $ 0     $  770   70
---------------------------------------------------------------------------------------------------------
 103        Sep-96       Spokane        99205       1-Jan-97     $  650       $185    $ 0     $  835
---------------------------------------------------------------------------------------------------------
 104        Mar-94       Pullman        99163       1-Jan-97     $  640       $180    $ 0     $  820   74
---------------------------------------------------------------------------------------------------------
 105        Dec-95       Spokane        99207       1-Jan-97     $  870       $180    $ 0     $1,050   73
---------------------------------------------------------------------------------------------------------
                                                    1-Jan-97     $  940       $185    $ 0     $1,125
---------------------------------------------------------------------------------------------------------
 107        Sep-96       MT             59873       1-Jan-97     $  635       $180    $ 0     $  815   81
---------------------------------------------------------------------------------------------------------
 108        Feb-95       Spokane        99207       1-Jan-97     $  560       $180    $ 0     $  740   86
---------------------------------------------------------------------------------------------------------
 109        Jan-96       CA             92543       1-Jan-97     $  975       $180    $ 0     $1,155   85
---------------------------------------------------------------------------------------------------------
 110        Feb-96       Spokane        99202       1-Jan-97     $  560       $180    $ 0     $  740   86
---------------------------------------------------------------------------------------------------------
 111        Nov-93       Spokane        99205       1-Jan-97     $  760       $180    $ 0     $  940   84
---------------------------------------------------------------------------------------------------------
 112        Dec-96       Spokane        99212       1-Jan-97     $  660       $185    $ 0     $  845   71
---------------------------------------------------------------------------------------------------------
 113        Jul-96       Bingen         98605       1-Jan-97     $  635       $180    $ 0     $  815   76
---------------------------------------------------------------------------------------------------------
 114        Jan-94       Spokane        99223       1-Jan-97     $  680       $180    $ 0     $  860   85
---------------------------------------------------------------------------------------------------------
*115                                                1-Jan-97     $  910       $180    $ 0     $1,090
---------------------------------------------------------------------------------------------------------
 116        Apr-97                                  1-Sep-96     $  825       $175    $ 0     $1,000   89
---------------------------------------------------------------------------------------------------------
 118        Apr-97                                  1-Mar-96     $  870       $180    $ 0     $1,050   85
---------------------------------------------------------------------------------------------------------
 120        Dec-92       Spokane        99204       1-Jan-97     $  625       $180    $ 0     $  805   73
---------------------------------------------------------------------------------------------------------
 121        Feb-96       Spokane        99206       1-Jan-97     $  770       $180    $ 0     $  950   79
---------------------------------------------------------------------------------------------------------
 122                                                1-Nov-96     $1,095       $180    $ 0     $1,275
---------------------------------------------------------------------------------------------------------
 123                                                1-Nov-96     $  745       $180    $ 0     $  925
---------------------------------------------------------------------------------------------------------
 124                                                1-Jan-97
---------------------------------------------------------------------------------------------------------
 126        Apr-94       Victorville,
                          CA            92392       1-Jan-97     $  740       $180    $ 0     $  920   84
---------------------------------------------------------------------------------------------------------
 128        Apr-97       Spokane        99205       1-Sep-96     $1,245       $355    $ 0     $1,600  155
---------------------------------------------------------------------------------------------------------
 129        Aug-97       Spokane        99218       1-Jan-97     $  720       $180    $ 0     $  900   80
---------------------------------------------------------------------------------------------------------
 130        Jul-94       Spokane        99216       1-Jan-97     $  750       $180    $ 0     $  930   79
---------------------------------------------------------------------------------------------------------
 131                                                1-Jan-97     $  750       $180    $ 0     $  930
---------------------------------------------------------------------------------------------------------
 132        Aug-96       Spokane        99212       1-Jan-97     $  835       $180    $ 0     $1,015   83
---------------------------------------------------------------------------------------------------------
 133        Jun-94       OH             44121       1-Jan-97     $  750       $180    $ 0     $  930   83
---------------------------------------------------------------------------------------------------------
 134        Jun-93       Spokane        99201       1-Jan-97     $  167       $158    $ 0     $  325   65
---------------------------------------------------------------------------------------------------------
 135        Sep-96       OR             97495       1-Jan-97     $  720       $180    $ 0     $  900   88
---------------------------------------------------------------------------------------------------------
 136        Dec-93       St. John       99171       1-Jan-97     $  810       $180    $ 0     $  990   78
---------------------------------------------------------------------------------------------------------
 201        Nov-95       Spokane        99206       1-Jan-97     $  645       $180    $ 0     $  825   84
---------------------------------------------------------------------------------------------------------
 202        Aug-94       Spokane        99223       1-Jan-97     $  645       $180    $ 0     $  825   92
---------------------------------------------------------------------------------------------------------
 203        Mar-97                                  1-Jun-96     $  635       $180    $ 0     $  815   87
---------------------------------------------------------------------------------------------------------
 204        Aug-96       Dayton         99328       1-Jan-97     $  650       $185    $ 0     $  835   74
---------------------------------------------------------------------------------------------------------
 205        Mar-97       MT                         1-Sep-96     $  860       $180    $ 0     $1,040   82
---------------------------------------------------------------------------------------------------------
 206        Nov-93       Spokane        99202       1-Jan-97     $  845       $180    $ 0     $1,025   90
---------------------------------------------------------------------------------------------------------
 207        Nov-92       Moses Lk                   1-Jan-97     $  625       $180    $ 0     $  805   90
---------------------------------------------------------------------------------------------------------
 208        Dec-96       Spokane        99212       1-Jan-97     $  605       $185    $ 0     $  720   77
---------------------------------------------------------------------------------------------------------
 209        Mar-94       Spokane        99212       1-Jan-97     $  940       $180    $ 0     $1,120   81
---------------------------------------------------------------------------------------------------------
 210        Oct-92       MT             59405       1-Jan-97     $  625       $180    $ 0     $  805   94
---------------------------------------------------------------------------------------------------------
 211        May-96       Spokane        99223       1-Jan-97     $  830       $360    $ 0     $1,190  163
---------------------------------------------------------------------------------------------------------
 212        Oct-92       Spokane        99212       1-Jan-97     $  625       $180    $ 0     $  805   84
---------------------------------------------------------------------------------------------------------
 213        Nov-95       Colbert        99005       1-Jan-97     $  625       $180    $ 0     $  805   85
---------------------------------------------------------------------------------------------------------
 214        Sep-93       Spokane        99223       1-Jan-97     $  625       $180    $ 0     $  805   81
---------------------------------------------------------------------------------------------------------
 215        Oct-93       Boring, OR     97009       1-Jun-97     $  845       $180    $75     $1,100   87
---------------------------------------------------------------------------------------------------------
 216        Jan-95       Spokane        99212       1-Jan-97     $  940       $360    $ 0     $1,300  169
---------------------------------------------------------------------------------------------------------
 217                                                1-Nov-96     $  635       $180    $ 0     $  815
---------------------------------------------------------------------------------------------------------
 218        Aug-94       Reardan        99029       1-Jan-97     $  860       $180    $ 0     $1,040   84
---------------------------------------------------------------------------------------------------------
 219        Apr-94       Spokane        99216       1-Jan-97     $1,295       $180    $ 0     $1,475   85
---------------------------------------------------------------------------------------------------------
 220        Mar-94       Greenacres     99016       1-Jan-97     $  560       $180    $ 0     $  740   86
---------------------------------------------------------------------------------------------------------
 221        Mar-93       Spokane        99212       1-Jan-97     $  690       $180    $ 0     $  870   8X
---------------------------------------------------------------------------------------------------------
 222        Mar-95       Spokane        99206       1-Jan-97     $1,150       $180    $ 0     $1,330   9X
---------------------------------------------------------------------------------------------------------

EXHIBIT 2.05(A) Park Place General Partnership Leases
--------------------------------------------------------------------------------
Park Place Rent Roll (IL)
--------------------------------------------------------------------------------

                                  Rental Rates
                          ---------------------------
Apt #   Description       Sq. Ft.    Single    Double    First Name        Last Name     Phone   # Res.    Deposit/
----------------------------------------------------------------------------------------------------------------------
 411    1 bedroom/1 bath    403      $  880    $1,130    Margaret           Watsom       924-2076    1
 412    1 bedroom/1 bath    564      $1,165    $1,415    Margaret           Richer       921-9943    1
 413    1 bedroom/1 bath    564      $1,165    $1,415    Una                Mathews      891-7865    1
 415    1 bedroom/1 bath    569      $  845    $1,095    Annette            Meinhart     892-0602    1
 416    1 bedroom/1 bath    592      $  490              Jim                Rice         891-2050    1
 417    1 bedroom/1 bath    569      $  845    $1,095    C. Ruth            McCann       892-0650    1
 418    1 bedroom/1 bath    564      $1,100    $1,350    Genevieve          Pangburn     926-6680    1
 419    1 bedroom/1 bath    564      $1,210    $1,460    Mary               Taylor       924-8472    1
 420    1 bedroom/1 bath    403      $  900    $1,150    Charles            Finck        891-8735    1
        * model apartments

        Notes: Lucille Melvin in 401 is moving from Portland in March. She will select an apt. when she arrives. She placed a deposit down to keep her name on the list.
        We've placed her in 401 for the time being, however, this apt. is open for rent.           116

        Mildred Rickabaugh in 318 is moving from CA in May. She will select an apt.
        when she arrives. We've placed her in 318, however, this apt. is open for rent.


                                                      New Rent     Base                       Total
Apt #    End of lease    Last City        Last Zip    Eff. Date    Rent      B/D      Lunch   Rent      Age
-----------------------------------------------------------------------------------------------------------
 411        Dec-93       Spokane          99212       1-Jan-97     $   700   $   180  $  0    $    880   81
 412        Feb-94       CA               95060       1-Jan-97     $   985   $   180  $  0    $  1,165   76
 413        Dec-95       Metaline Falls   99153       1-Jan-97     $   985   $   180  $  0    $  1,165   81
 415                                                  1-Dec-96     $   665   $   180  $  0    $    845
 416        Nov-92       Spokane          99205       1-Jan-97     $   332   $   158  $  0    $    490   48
 417        Dec-96       Spokane          99205       1-Jan-97     $   660   $   185  $  0    $    845   92
 418        Mar-97       Spokane          99206       1-Mar-96     $   920   $   180  $  0    $  1,100   84
 419        Mar-96       Spokane          99212       1-Jan-97     $ 1,030   $   180  $  0    $  1,210   72
 420        Feb-95       Liberty lake     99019       1-Jan-97     $   720   $   720  $  0    $    900   85





                                                                   $90,251   $22,294  $15 0   $112,695   78


                               EXHIBIT "2.05(B)"

                                   Contracts

                                To Be Attached
                 by the Parties on or before February 21, 1997

                               EXHIBIT "2.05(B)"
                                  Page 1 of 2

                   Park Place General Partnership Contracts
                   ----------------------------------------

1.   Otis Elevator
     Extended Coverage Maintenance Agreement
     Dated: 2/11/92

2.   Crow's Nest Entertainment, Inc.
     Digital Music Express Commercial Music Agreement
     Dated: 5/17/96

3.   Kelly Assisted Living
     Agreement
     Dated: 10/1/96

4.   Fire Power, Inc.
     Preventative Maintenance Agreement
     Dated: 1/18/96

5.   Camp Chevrolet, Inc.
     Motor Vehicle Open-Ended Business Lease Agreement
     Dated: 10/10/92

6.   Sturm Heating
     Service Agreement
     Dated: 11/7/96

7.   Fikes Northwest, Inc.
     Service Agreement*


*Note: no contract, see sample invoice attached, service cancellation requires 30-day notice, multiple air fresheners provided around campus

                             FIKES NORTHWEST, INC.
                              11616 E. Montgomery
                                   Suite 17
                               Spokane, WA 99206
                   (509) 926-0534 . Toll-Free (800) 922-3808

--------------------------------------------------------------------------------
Type of Business
--------------------------------------------------------------------------------
Business Name Park Place II
--------------------------------------------------------------------------------
Address 601 S. Park                                     Phone
--------------------------------------------------------------------------------
City Spokane                    State WA                Zip Code  99212
--------------------------------------------------------------------------------
Owner or Manager                                                  C.O.D.
--------------------------------------------------------------------------------
Billed To                                                         Charge
--------------------------------------------------------------------------------
Please Enter Our Order For 14AF      Service at 4     Week intervals as follows:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   AIR     |   TOTAL  |       |     |         |       |   SOAP   |  COST PER
FRESHENERS | FIXTURES | BOWLS |     | URINALS | SINKS | MACHINES |  SERVICE
-----------|----------|-------|-----|---------|-------|----------|--------------
BATT|  |   |          |       |     |         |       |          |
-----------|          |       |     |         |       |          |
   14      |          |       |     |         |       |          |  $84.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEPOSIT ON AIR FRESHENER  None taken/waive per Bill
--------------------------------------------------------------------------------
All installs to be done by Bill as needed during construction
--------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS per Tom's request
--------------------------------------------------------------------------------
Invoice as installed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   THIRTY DAYS NOTICE IS REQUIRED IN WRITING
          IN THE EVENT OF TERMINATION OF SERVICE OR PAYMENT THEREOF.
--------------------------------------------------------------------------------
Customer Notified of Change As Noted Above By: _________________Date:___________ Fresheners Are Loaned for Services Only And Remain The Property of FIKES NORTHWEST, INC.
--------------------------------------------------------------------------------
Signature of Owner or Manager.
--------------------------------------------------------------------------------
Dated Sold: 2-28-96                     Salesman:                  No.  1
--------------------------------------------------------------------------------
                        Date Installed    Installed By:

PP II
#5535 pp 3/7/96

                               EXHIBIT "2.05(C)"
                          CONTRACTS NOT BEING ASSIGNED

1. Management Agreement dated October 10, 1995 between Seller and Start/Northwest doing business as Senior Living Management Services.

                             EXHIBIT "4.01(A)(14)"

                                     Liens

                                      None

                               EXHIBIT "4.01(B)"

                              Schedule Lease Rates

                                 To Be Attached
                 by the Parties on or before February 21, 1997

                                EXHIBIT 4.01(B)

             Park Place General Partnership Scheduled Lease Rates
             ----------------------------------------------------

                           Independent Living Rates

             Floor Plans                         Monthly Rent

             Studio                              $ 750 - 780
             333-366 square feet
             1 Bedroom/ 1 Bath                   $ 815 - 1,230
             366 - 571 square feet
             2 Bedroom/ 1 Bath                   $ 1,065 - 1,575
             497 - 808 square feet
             2 Bedroom/ 2 Bath                   $ 1,275 - 1,500
             654 - 735 square feet

             .  The above rents are based on single occupancy.
                $250 will be charged monthly for a second occupant.

             The monthly rent includes:
             .  Breakfast and dinner daily
             .  Free laundry facilities
             .  Educational and activity programs
             .  Transportation services
             .  Emergency call system
             .  Water, sewer, garbage
             .  Maintenance-free living

                                  PARK PLACE
                             RETIREMENT COMMUNITY
                     511 S. PARK ROAD . SPOKANE, WA 99212
                                (509) 922-7224

                                 EXHIBIT "6.02"

                    Permitted Exceptions to Title Commitment

                                 To Be Attached
                 by the Parties on or before February 28, 1997

                               EXHIBIT "11.02(C)"

                         Employee Compensation Schedule

                                 To Be Attached
                 by the Parties on or before February 21, 1997

                               EXHIBIT 11.02(C)

             Park Place General Partnership Employee Compensation
                                   Schedule

Park Place Retirement Community
Employee Compensation @x/xx/97


                                                                  Full Time/
      Employee Name              Job Title            Pay Rate    Part Time
Androes, Treya            Waitstaff                      $5.00       PT
Bassen, Lisa              Waitstaff                      $5.50       PT
Biggs, Dorothy            Housekeeper                    $5.25       FT
Christensen, William      Waitstaff                      $5.00       PT
Clark, Gwenith            Waitstaff                      $5.25       PT
Clark, Heather            Waitstaff                      $5.00       PT
Ham Jr., Jerrold          Waitstaff                      $5.00       PT
Heffernan, Beth           Waitstaff                      $5.00       PT
Judge, Pamela             Cook                           $7.00       FT
Kienbaum, Orval           Dishwasher                     $5.50       PT
Luce, Kristy              Waitstaff                      $5.25       PT
MacNall, Kay              Cook                           $7.50       FT
McCollum, Claire          Waitstaff                      $5.50       PT
McFarling, Rebecca        Receptionist                   $6.35       FT
Morse, Shannon            Waitstaff                      $5.00       PT
Neff, Mendy               IL Program Director        $1,800.00       FT
Plewnarz, Mike            Maintenance Assistant          $8.00       FT
Rausch, Gayle             Activities Director        $1,450.00       FT
Scarcello, Sarah          Waitstaff                      $5.25       PT
Steward, Cheryl           Waitstaff                      $5.75       PT
Urban, Theodore           Marketing/Leasing Agent    $1,400.00*      FT
Whitaker, Terry           Maintenance Supervisor     $1,910.00       FT


*Plus Commissions

                                EXHIBIT "15.07"

                          Confidential Buyer Documents

                                 1.  Appraisal









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